UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 11, 2011

SUPERMEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

SuperMedia Inc. (the “Company”) held its annual meeting of stockholders on May 11, 2011.  The stockholders of the Company voted on the following four items:

1.                                       the election of ten directors to the Company’s Board of Directors to hold office until the 2012 annual meeting of stockholders;

2.                                       the approval of the Company’s executive compensation;

3.                                       the frequency of advisory votes on executive compensation; and

4.                                       the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent public accounting firm for fiscal year 2011.

The final voting results were as follows:

	Number of shares outstanding on the record date	Total shares present in person or by proxy
Common Stock	15,519,468	11,512,388

Proposal 1.  Each of the directors listed below was re-elected as a director of the Company.  The nominees for director were elected based on the following votes:

Director	Votes For	Votes Withheld	Broker Non-Votes

Totals	8,092,103	82,564	3,337,721

Edward J. Bayone	8,061,903	112,764
Robert C. Blattberg	8,090,048	84,619
Charles B. Carden	8,090,048	84,619
Robin Domeniconi	8,061,867	112,800
Thomas D. Gardner	8,091,503	83,164
David E. Hawthorne	8,091,503	83,164
Peter J. McDonald	8,091,867	82,800
Thomas S. Rogers	8,032,266	142,401
John Slater	8,092,103	82,564
Douglas D. Wheat	8,091,803	82,864

Proposal 2.  The proposal to approve, on an advisory basis, the executive compensation of the Company’s named executive officers, as disclosed in the proxy statement dated March 25, 2011, received the following votes:

Votes for approval	7,545,320

Votes for approval as a percentage of votes cast	92.30%

Votes against approval	600,640

Abstentions	28,707

Broker Non-Votes	3,337,721

Proposal 3.  The proposal to approve, on an advisory basis, the option of every one year as the frequency with which stockholders will be provided an advisory vote on executive compensation, received the following votes:

Votes for one year	7,687,848

Percentage of shares voted for one year	94.04%

Votes for every two years	6,126

Percentage of shares voted for every two years	0.07%

Votes for every three years	373,523

Percentage of shares voted for every three years	4.56%

Abstentions	107,170

Broker Non-Votes	3,337,721

In accordance with the results of this vote, the Company’s Board of Directors determined to implement an advisory vote on executive compensation every year until the next required vote on the frequency of shareholder votes on the compensation of executives, which is scheduled to occur at the 2012 annual meeting of stockholders.

Proposal 4.  The proposal to ratify the appointment of Ernst & Young LLP (“EY”) to serve as the Company’s independent registered public accounting firm for fiscal 2011 received the following votes:

Votes for ratifying the appointment of EY	11,324,026

Votes for ratifying the appointment of EY as a percentage of votes cast	98.36%

Votes against ratifying the appointment of EY	167,536

Abstentions	20,826

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERMEDIA INC.

By:	/s/ Cody Wilbanks
	Name:	Cody Wilbanks
	Title:	Executive Vice President –
General Counsel and Secretary

Date: May 13, 2011